FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 8, 2016 (this "Amendment"), is entered into among Advanced Emissions Solutions, Inc. (the "Borrower") and the undersigned Lenders (constituting Required Lenders as of the date hereof) and acknowledged by Wilmington Trust, National Association, in its capacity as administrative agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in that certain Credit Agreement, dated as of October 22, 2015 (the "Credit Agreement"), among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WITNESSETH:

WHEREAS, pursuant to Section 8.01(m) of the Credit Agreement, an Event of Default will occur if the Filing Date does not occur on or before February 15, 2016;

WHEREAS, the Borrower has requested and, subject to the terms and conditions set forth below, the Required Lenders agree to amend Section 8.01(m) of the Credit Agreement to extend such deadline, as contemplated in this Amendment, and instruct the Administrative Agent to acknowledge this Amendment; and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby established and confirmed, the parties hereto hereby agree as follows:

1. Amendment to Section 8.01(m). As of the date hereof, the Borrower and the Required Lenders agree that Section 8.01(m) of the Credit Agreement is replaced in its entirety with the following:

"(m) Filing Date. The Filing Date does not occur on or before March 30, 2016. The Borrower shall not have filed its annual report on Form 10-K for the year ended 2014 by February 29, 2016."

2. Full Force and Effect; Ratification. This Amendment shall be construed in connection with and as part of the Credit Agreement and except as modified and expressly amended by this Amendment all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall remain in full force and effect, enforceable in accordance with their respective terms. This Amendment may not be modified or amended unless pursuant to and in accordance with the terms of the Credit Agreement.

3. References to the Credit Agreement. All references to the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith (as they relate to the Credit Agreement) shall mean and be a reference to the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

4. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

6. Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by hand, by facsimile or by electronic "pdf" format shall be as effective as the delivery of a fully executed counterpart of this Amendment.

7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provisions in any other jurisdiction.

8. The Borrower agrees to file a Form 8-K with the Securities and Exchange Commission with respect to this Amendment by no later than February 12, 2016.

9. The Required Lenders hereby authorize and direct the Administrative Agent to acknowledge this Amendment.

[Remainder of Page Intentionally Left Blank – Signature Pages Follow]

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

ADVANCED EMISSIONS SOLUTIONS, INC.
as Borrower

[signature]

Name: L. Heath Sampson
Title: President & CEO

FRANKLIN MUTUAL QUEST FUND,
as a Lender

[signature]

Name: FRANKLIN MUTUAL ADVISERS, LLC as agent
Title: SHAWN M. TUMULTY
VICE PRESIDENT

MFP PARTNERS, L.P.,
as a Lender

Name: Timothy E Ladin
Title: General Counsel

Acknowledged:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

Name: Joseph B. Feil
Title: Vice President